Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 54

Quality Dividend Strategy, Series 3

Morgan Stanley Portfolios, Series 55

The Global Battery Economy

Supplement to the Prospectuses

Notwithstanding anything to the contrary in each Prospectus, the following paragraph shall be added to the "Risk Factors – Common Stock" section:

"Impact of Russian Invasion of Ukraine

On February 24, 2022, Russia launched an invasion of Ukraine which has resulted in increased volatility in various financial markets and across various sectors. The United States and other countries, along with certain international organizations, have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The extent and duration of the military action, resulting sanctions and future market disruptions in the region are impossible to predict. Moreover, the ongoing effects of the hostilities and sanctions may not be limited to Russia and Russian companies and may spill over to and negatively impact other regional and global economic markets of the world, including Europe and the United States. The ongoing military action along with the potential for a wider conflict could further increase financial market volatility and cause negative effects on regional and global economic markets, industries, and companies. It is not currently possible to determine the severity of any potential adverse impact of this event on the financial condition of any of the Trust's Securities, or more broadly, upon the global economy."

Supplement Dated: March 22, 2022